SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report:  February 14, 2006

(Date of earliest event reported)

TENET HEALTHCARE CORPORATION

(Exact name of Registrant as specified in its charter)

Nevada	1-7293	95-2557091
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

13737 Noel Road

Dallas, Texas  75240

(Address of principal executive offices, including zip code)

(469) 893-2200

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01                     Entry into a Material Definitive Agreement.

Deferred Compensation Plans

On February 14, 2006, Tenet Healthcare Corporation (the “Company”), amended and restated the Tenet 2001 Deferred Compensation Plan (the “2001 DCP”), and adopted the Tenet 2006 Deferred Compensation Plan (the “2006 DCP”), in order to comply with the requirements of the American Jobs Creation Act of 2004 (the “JOBS Act”), which was codified by Section 409A of the Internal Revenue Code of 1986, as amended.  Both actions have been approved by the Compensation Committee of the Company’s board of directors.  These plans permit the Company’s directors and eligible employees to defer payment of all or a portion of their compensation earned during a calendar year.  Deferrals elected with respect to compensation otherwise payable in calendar years beginning before January 1, 2006 are subject to the terms of the 2001 DCP.  Deferrals elected with respect to compensation otherwise payable in calendar years beginning on and after January 1, 2006 are subject to the terms of the 2006 DCP.  With respect to amounts deferred under the plans on and after January 1, 2005, the terms of the 2001 DCP and 2006 DCP are identical.  The Company intends to eventually transfer such amounts under the 2001 DCP into the 2006 DCP.

Some of the changes made to the Company’s deferred compensation plans required under the JOBS Act include delaying the payment of deferred compensation plan benefits to key employees for a period of six months following termination of employment and eliminating provisions that allow acceleration in the payment of deferred compensation benefits.  The 2006 DCP also permits the deferral of the receipt of restricted stock units awarded under the Company’s Third Amended and Restated 2001 Stock Incentive Plan (the “2001 SIP”).

Copies of the Company’s Seventh Amended and Restated 2001 Deferred Compensation Plan and 2006 Deferred Compensation Plan are attached hereto as Exhibits 10.1 and 10.2, respectively, and are incorporated herein by reference.

Form of Stock Award

On February 16, 2006, the Compensation Committee of the Company’s board of directors approved an amendment of the form of stock award (the “Form of Stock Award”), used to evidence grants of stock options and/or restricted units under the Company’s 2001 SIP.  A copy of the Form of Stock Award is attached hereto as Exhibit 10.3 and is incorporated herein by reference.

ITEM 9.01                                       Financial Statements and Exhibits

(c)                                  Exhibits

Exhibit No.	Description

10.1	Seventh Amended and Restated Tenet 2001 Deferred Compensation Plan

10.2	Tenet 2006 Deferred Compensation Plan

10.3	Form of Stock Award used to evidence grants of stock options and/or restricted units under the Third Amended and Restated Tenet Healthcare Corporation 2001 Stock Incentive Plan

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TENET HEALTHCARE CORPORATION

By:	/s/ E. Peter Urbanowicz
E. Peter Urbanowicz
General Counsel and Corporate Secretary

Date:  February 17, 2006

EXHIBIT INDEX

10.1	Seventh Amended and Restated Tenet 2001 Deferred Compensation Plan

10.2	Tenet 2006 Deferred Compensation Plan

10.3	Form of Stock Award used to evidence grants of stock options and/or restricted units under the Third Amended and Restated Tenet Healthcare Corporation 2001 Stock Incentive Plan